Performance Management - WisdomTree Quantum Computing Fund	Oct. 06, 2025
Prospectus [Line Items]
Bar Chart and Performance Table [Heading]	Fund Performance
Performance Narrative [Text Block]

The Fund is new and therefore does not yet have performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s return based on net assets and comparing the Fund’s performance to a broad measure of market performance. Updated performance information for the Fund will be available online on the Fund’s website at www.wisdomtree.com/investments.

Performance One Year or Less [Text]	The Fund is new and therefore does not yet have performance history.
Performance Availability Website Address [Text]	www.wisdomtree.com/investments